ENVERIC
BIOSCIENCES
NEXT GENERATION MENTAL HEALTH™

Q3 2025 | CORPORATE PRESENTATION

Driving Innovation in Mental Health Therapeutics



Enveric.com

Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. Forward looking statements do not include statements of historical fact. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in **preclinical** stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the limited study on the effects of medical psychedelics, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of psychedelics;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Significant Global Health Issues:
Depression, Anxiety & PTSD

WIDESPREAD

65 million

in the US

1 billion

globally

Experience a neuropsychiatric disorder at some time in their lives

Source: (NIMH) (SingleCare) (World Health Organization (WHO)) (VA.gov | Veterans Affairs) (BMJ Global Health)

LOW EFFICACY

40%

First line SSRI treatments work for less than half of patients

Source: NIH



Recent Discovery:

Mental health disorders are associated with **impaired neural connections** in key regions of the brain, which may be treatable with neuroplasticity

Big Pharma Validation of Neuroplastogen Hypothesis

5-HT2A Receptor Agonists Induce Neuroplasticity

Recent deals demonstrate Big Pharma's appetite for 5-HT2A candidates

GILGAMESH | abbvie — $1.9B option to license; $1.2B acquisition of Bretisilocin

Mindset Pharma | Otsuka — $60M+ acquisition

Psychedelic Neuroplastogen Drawbacks:



- Current psychedelic neuroplastogens in clinical trials cause hallucinations in the patient
  - Requires 8-hour clinic visits with two providers plus counseling
  - Often tied to mandatory psychotherapy
  - Costly and resource-heavy
  - Hallucinations deter patients and clinicians
  - Unclear regulatory and reimbursement path
- FDA rejected first-in-class (midomafetamine) over unblinding and psychotherapy concerns
- **All these issues may potentially be avoided by removing the hallucination from the neuroplastogen while retaining the neuroplasticity benefits**

Source: psychologytoday.com/ca/blog/modern-medicine/202310/the-role-of-the-therapist-in-psychedelic-therapy
Source: illinoisrecoverycenter.com/how-long-do-shrooms-last/

Commercially Proven
5-HT1B/1D Receptor Target

5-HT1B/1D: Proven safe and effective for migraine in millions of patients by Triptan class of drugs

- Simatriptan
    - (Imitrex)
- Rizatriptan
    - (Maxalt)
- Zolmitriptan
    - (Zomig)


PRESCRIPTION PLAISTION
TRIPTAN CLASS DRUGS
2000

Market penetration:
>100M patients treated worldwide

5-HT2A and 5-HT1B Dual Receptor Targeting Unlocks A New Era In Mental Health Treatment

EB-003 Lead Neuroplastogen:

First-in-Class: Dual 5-HT2A partial agonist & 5-HT1B Agonist

Non-Hallucinogenic, Orally Available


Prefrontal Cortex
Nucleus accumbens
Hippocampus

5-HT2A

- partial agonism reported to stimulate neuroplasticity in prefrontal cortex (PFC)
- responsible for **higher-level cognition, decision-making and social behavior**

5-HT1B

- agonism regulates serotonin and dopamine release in PFC and nucleus accumbens and stimulates adult neurogenesis in hippocampus
- modulates **mood, emotion, motivation and reward systems**

NOVEL THERAPEUTIC ATTRIBUTE – unique pairing of 5-HT2A/5-HT1B agonism is anticipated to induce novel therapeutic outcomes for PTSD, Anxiety, Depression and potentially Substance Abuse Disorder.

EB-003: A New Treatment Standard

	Approved Antidepressants	Psychedelic Neuroplastogens	Targeted Benefits* For EB-003
Immediate efficacy		✓	✓
Low side effects			✓
Treatment in-clinic not required	✓		✓
Large patient population	✓		✓
Induces neuroplasticity in brain		✓	✓

* To be proven in human clinical trials

EB-003: Development Underway

Key Characteristics

- Differentiated mechanism: Dual engagement of 5-HT2A and 5-HT1B receptors
- Large addressable market: Multiple high-burden psychiatric conditions with limited effective treatments
- Compelling preclinical profile: Fast-acting, durable, and non-hallucinogenic
- Convenience: Oral administration, no in-clinic dosing required
- Favorable safety signals: Reduced hallucination risk and improved cardiac safety





2025
2026
2027
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
IND-Enabling GLP Studies
Phase 1 Prep
Phase 1A | Phase 1B
IND Filing
First Patient Dosed Phase 1A
Phase 1A Trial Results
Phase 1B Trial Results

Market Potential: Redefining the Treatment Landscape for Mental Health Disorders

Current Approved Antidepressant Market:

$20 Billion



Global market driven by the rising prevalence of Depression

50% of patients experience inadequate relief

Side Effects & Delayed Onset

4-6 WEEKS TO ONSET

SSRIs/SNRIs take 4-6 weeks to work, with high dropout rates due to side effects

Source: NIH

EB-003: A Breakthrough Neuroplastogen

Leading Neuroplastogen

EB-003 could be one of the first neuroplastogens to get to market

Broad Market Capture

EB-003 is poised to capture significant market share as it resolves shortcomings of both hallucinogenic neuroplastogens and of currently approved antidepressants

Predicted Neuroplastogen Market:

$35.4 Billion

Neuroplastogen drug market anticipated by 2030

Source: Coherent Market Insights



Low side-effects, strong efficacy, potential synergies with current drugs expected to drive demand




Enveric
Biosciences
EB-003

EB-003: Poised to revolutionize mental health treatment

Product Pipeline

	Stage	Partner / Licensee	Milestone Payments
Available for Partnering		**Partner**	
EB-003 & EVM301 Series Neuroplastogens	Preclinical		
EVM401 Series Neuroplastogens	Discovery		
Out-Licensed		**Licensee**	
EB-002 & EVM201 Series Psilocin Prodrugs	Preclinical	MycoMedica Life Sciences	$62 Million
Topical Candidates for Radiation Dermatitis	Preclinical	Aries Science & Technology	$61 Million
Cannabinoid-COX-2 Conjugate Compounds	Preclinical	Restoration Biologics	$61 Million
Cannabinoid Conjugate Compounds	Preclinical	Restoration Biologics	$21 Million

- Portfolio of novel drug candidates
- 26 issued patents & 62 pending patent applications

EVM401: Lead Discovery Underway

Overview

- Novel phenylalkylamines and indolethylamines
- Anticipated to interact with key brain receptors associated with mental health disorders and addiction.

Potential Applications:

- Early analysis suggests EVM401 compounds could target:
  - Substance use disorders
  - Attention-deficit/hyperactivity disorder (ADHD)
  - Neuropsychiatric indications

Management

Management Team



Joseph Tucker, Ph.D.
Chief Executive Officer
& Director



Kevin Coveney, CPA
Chief Financial Officer



Peter Facchini, Ph.D.
Chief Innovation Officer



Jillian Hagel, Ph.D.
Vice President Innovation

Board of Directors

Michael D. Webb
Board Chair

George Kegler
Director, Chair of the Audit Committee

Frank Pasqualone
Director, Chair of the Compensation and Nominating Committees

Marcus Schabacker, M.D., Ph.D.
Director, Chair of the Science and Technology Committee

Joseph Tucker, Ph.D.
Director

Sheila DeWitt, Ph.D.
Director

Scientific Advisors

Maurizio Fava, M.D.
Scientific Advisor

Stephen M. Stahl, M.D.
Scientific Advisor

John Krystal, M.D.
Scientific Advisor

Michael Leibowitz, M.D.
Scientific Advisor

Potential First-in-Class Entrant to Large Mental Health Market

EB-003: First in Class Drug Candidate

- Anticipate filing IND in Q1 of 2026 and Phase I start in Q2 2026

New Drug Class Market Opportunity

- $30B+ market and expected to grow
- Existing treatments only reach half the patients, carry significant side effects, and delay relief for 4-6 weeks

Platform Leveraged for Multiple Assets

- Numerous assets in the company have been out-licensed, providing diverse potential revenue streams

Strong Market Demand

- Strong pharma demand for neuroplastogens evidenced by recent deals from AbbVie and others.

Deep IP Portfolio

- 26 issued patents and 62 more pending



Nasdaq:ENVB

ENVERIC
BIOSCIENCES

Next Generation
Mental Health™

Enveric.com